Exhibit 10.9

AMENDMENT TO PROMISSORY NOTE

This amendment to promissory note (this “Amendment”), dated as of May 3, 2022 (the “Amendment Date”), is made and by and between Zi Toprun Acquisition Corp., a Delaware corporation (the “Maker”) and Toprun Smart Management, LLC, or its registered assigns or successors in interest (the “Payee”).

WHEREAS, the Maker executed and delivered a promissory note dated as of May 5, 2021 for the benefit of Payee in the original principal amount of $200,000 (the “Note”); and

WHEREAS, the Maker and the Payee now desire to amend the Note as set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Each capitalized term used herein that is not defined herein shall have the meaning assigned to such term in the Note.

2.

From and after the date hereof, the first sentence of paragraph 1 of the Note is amended and restated to read as follows: “The principal balance of this Note shall be payable by the Maker on the earlier of: (i) September 30, 2022 or (ii) the date on which Maker consummates an initial public offering of its securities.”

3.

Upon the Amendment Date, (i) the applicable portions of this Amendment shall be a part of the Note and (ii) each reference in the Note or in any other agreement between the Maker and Payee to “the Note”, “hereof”, “hereunder”, or words of like import, shall mean and be a reference to the Note as amended hereby. Except as specifically modified and amended herein, all other terms, conditions and covenants contained in the Note shall remain in full force and effect.

4.

This Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

5.

This Amendment contains the entire agreement and understanding of the parties with respect to its subject matter and supersedes all prior arrangements and understandings between the parties, either written or oral, with respect to its subject matter. This Amendment may only be amended or modified with the written consent of the Maker and the Payee. This Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. This Amendment shall be governed by New York law, without regard to conflicts of law principles.

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their officers thereunto duly authorized, all as of the day and year first above written.

ZI TOPRUN ACQUISITION CORP.

By:	/s/ Yaojun Liu
Name:	Yaojun Liu
Title:	Chief Executive Officer

TOPRUN SMART MANAGEMENT, LLC

By:	/s/ Yaojun Liu
Name:	Yaojun Liu
Title:	Manager

{N0388910 }